UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 5, 2006
(Date of earliest event reported)
PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16725 (Commission file number)	42-1520346 (I.R.S. Employer Identification Number)
711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)
(515) 247-5111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 9.01 Financial Statements and Exhibits.
     The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-111352), as amended, under which Principal Financial Group, Inc. issued $100,000,000 aggregate principal amount of 6.05% Senior Notes due October 15, 2036 on December 5, 2006.
(d) Exhibits.

Exhibit No.	Description

Exhibit 4.1	6.05% Senior Note due October 15, 2036.
Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.
Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included within Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.
	By:	/s/ Joyce N. Hoffman
		Name:	Joyce N. Hoffman
Date: December 6, 2006		Title:	Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	6.05% Senior Note due October 15, 2036.
Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.
Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included within Exhibit 5.1).

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